                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2010

 [LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

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       ANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES
       MAY 31, 2010

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invests at least 80% of the Fund's assets in equity securities of emerging market companies.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

  Distributions to Shareholders                                               15

  Report of Independent Registered Public Accounting Firm                     16

  Portfolio of Investments                                                    17

  Notes to Portfolio of Investments                                           33

  Financial Statements                                                        36

  Notes to Financial Statements                                               39

EXPENSE EXAMPLE                                                               57

ADVISORY AGREEMENTS                                                           59

TRUSTEES' AND OFFICERS' INFORMATION                                           67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"WHILE IT IS STILL TOO EARLY TO DECLARE THAT
A SELF-SUSTAINING RECOVERY IS UNDERWAY,            [PHOTO OF DANIEL S. McNAMARA]
WE THINK MOST ECONOMIC INDICATORS ARE
POINTED IN THE RIGHT DIRECTION."

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JUNE 2010

As it turned out, the fiscal year ended May 31, 2010, was kind to patient, long-term investors. With some zigs and zags along the way, the U.S. stock market, as represented by the S&P 500 Index, was up nearly 21% for the period.
At the same time, high-quality bonds generated attractive returns (the U.S.
10-year Treasury returned 4.65% during the fiscal year) as investors continued
to search for income. Corporate and municipal bonds did even better.

However, investors suffered some setbacks in April and May of this year as
Greece's debt crisis unsettled the markets. As fears of contagion spread, many of them abandoned stocks for the safety of Treasury securities and other liquid, high-quality investments. The S&P 500 Index experienced its worst May since 1962.

Although the European Union (EU) crafted a rescue plan for Greece, a number of troubling problems remain. Some European countries continue to live beyond their means, threatening the EU's sustainability. What's more, no one knows how a default or a debt restructuring by one of these countries would affect major
European banks, which are believed to be heavily invested in the debt securities of the weaker nations. This uncertainty caused the euro to fall during the fiscal year to a four-year low versus the U.S. dollar. At the time of this writing, the dollar is once again the world's undisputed reserve currency.

Commodity prices, which had been rising for most of the fiscal year, dropped in response to the turmoil in Europe and fears about its impact on the global economy. The one exception -- gold, widely considered a safe haven.

Meanwhile, the U.S. economy seems to be improving. While it is still too early to declare that a self-sustaining recovery is underway, we think most economic indicators are pointed in the right direction. Corporate earnings, fueled by surprisingly strong top-line revenue growth, have been better than expected. At the same time, inflation has remained benign, giving the Federal Reserve Board
(the Fed) latitude to hold short-term rates in a range between zero and 0.25%.

There is no doubt that investor confidence was badly shaken by Greece's debt problems, and at the time of this writing, market sentiment seems driven more by headlines than by investment fundamentals. Perhaps as a result, many

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2  | USAA EMERGING MARKETS FUND

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people are keeping large amounts of money in low-yielding money market funds. We see no relief from these low yields until at least the fourth quarter of 2010.
In fact, we think the debt crisis in Europe could extend the time the Fed can maintain its "easy money" stance.

Under the circumstances, investors may want to review how much they have in their money market accounts. Inflation may be muted but as of this writing, it is higher than money market yields. That isn't to say that investors should take risks with their immediate or emergency spending needs. In such cases, we believe a money market fund, a savings account or short-term certificate of deposit should be considered. However, if the money isn't required for two or three years, it could be earning higher yields in short- and intermediate-term bond funds. For longer-term, future needs such as retirement, a diversified portfolio of stock and bond funds might be most appropriate.

If timing is a concern, we recommend making gradual changes. However, this is based on your individual immediate needs. Our USAA service representatives would be happy to assist. They are available -- free of charge -- to help you update your financial plan and answer any questions you might have.

At USAA Investment Management Company, we are proud of the long-term performance we have provided to shareholders. In the months ahead, we will continue working hard on your behalf. From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR
ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN
THE FUND.

INVESTMENT/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR
UNDERWRITTEN o MAY LOSE VALUE

INVESTMENT AND INSURANCE PRODUCTS ARE NOT DEPOSITS, NOT INSURED BY FDIC OR ANY
GOVERNMENT AGENCY, NOT GUARANTEED BY THE BANK. INVESTMENTS AND CERTAIN INSURANCE
PRODUCTS MAY LOSE VALUE.

Diversification does not guarantee a profit or prevent a loss.

Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

Financial advice provided by USAA Financial Planning Services Insurance Agency,
Inc. (known as USAA Financial Insurance Agency in California, License #
0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

The Boston Company Asset Management,     Batterymarch Financial Management, Inc.
LLC
                                             DAVID LAZENBY, CFA
    KIRK HENRY, CFA
    CAROLYN KEDERSHA, CFA, CPA
    WARREN SKILLMAN

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o  HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   For the one-year period ended May 31, 2010, the Fund had a total return of
   20.00%. This compares to a return of 22.30% for the Lipper Emerging Markets
   Funds Index and 22.72% for the Morgan Stanley Capital International Emerging
   Markets Index (the Index).

   The Fund has two sub-advisers, each pursuing a distinct approach to emerging markets investing; Batterymarch Financial Management, Inc. (Batterymarch)
   and The Boston Company Asset Management, LLC (The Boston Company).

o  PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS RELATIVE TO
   DEVELOPED MARKETS OVER THE PAST 12 MONTHS.

   The MSCI Emerging Markets Index (22.72%) slightly outperformed U.S. stocks as measured by the S&P 500 Index (20.99%), and

   Refer to pages 9 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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4  | USAA EMERGING MARKETS FUND
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   significantly outperformed non-U.S. developed markets as measured by the
   MSCI-EAFE Index (6.61%).

o  HOW DID THE BATTERYMARCH PORTION OF THE FUND PERFORM?

   We outperformed the Index, led by strong individual stock selection and, to a lesser degree, by sector allocation. Our best stock selection by country occurred in China, Thailand, Eastern Europe, Turkey, Brazil, Indonesia, and
   Russia. South Korea was the only country where our stock selection was meaningfully negative.

   In terms of industry sectors our overweight to autos was the biggest positive, led by holdings in Geely Automobile Holdings Ltd. in China as well as PT Astra International Tbk in Indonesia. To put emerging markets car sales in perspective, China's annualized pace of car sales is 17 million, compared to about 11 to 12 million in the United States.

o  WHAT'S BATTERYMARCH'S VIEW ON CHINA?

   China's stock market as measured by the Shanghai A Share Index sold off by
   25.4% from its high on August 4, 2009, through the end of the reporting period, largely due to concerns about the government tightening policy to control a property market bubble and create a soft landing for what some perceive to be an overheated economy. Additionally, there has been pressure on China to allow its currency to strengthen, which would reduce the competitiveness of its exports. Our view is that the sell-off was overdone, especially in light of the eurozone debt crisis, which has caused the
   Chinese currency to rise along with the U.S. dollar. Also, Chinese exports continue to grow at staggering levels, supporting global economic growth.
   While we have been underweight China, we are actively seeking opportunities there. China was trading at a huge valuation premium to global equity markets before the sell-off, but at the end of the reporting year was roughly in line with them.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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o  WHAT'S BATTERYMARCH'S OUTLOOK?

   As in China, emerging markets overall have seen a contraction in their price-to-earnings multiples. Earnings continue to show strength, but stock prices have not gone up in tandem. In September 2009, the price-to-earnings ratio of the Index was roughly 13; at the end of the reporting year it stood at 10.5. Where emerging markets were trading roughly on par with developed markets, they are now selling at a valuation discount. We don't think the global economy will experience a double-dip recession, but we have added to less economically sensitive holdings to create a more balanced portfolio.

o  HOW DID THE BOSTON COMPANY'S PORTION OF THE PORTFOLIO PERFORM?

   We performed roughly in line with the Index, with the best returns coming from the technology sector, particularly in Taiwan, where holdings such as
   Compal Electronics Inc., one of the world's largest notebook manufacturers, did very well. We also had strong returns in South Korea for the full reporting year, led by holdings in KB Financial Group, Inc., Korea's biggest bank, and Lotte Shopping Co. Ltd., a major Korean retailer. However, our overweight position in South Korea, which is focused on consumer-focused stocks, proved detrimental at the end of the reporting period due to the political tension between North and South Korea.

   Other areas of strength included Thailand, where we invested in bank stocks at extremely low valuations as others were fleeing the market due to political instability. Brazil was also very good, with our defensive positioning helping during the late-period sell-off. Casual footwear manufacturer Grendene S.A., health care company Medial Saude S.A., and chemical company Braskem S.A. "A" were our best-performing Brazilian holdings relative to the Index.

   Medial Saude S.A. was sold out of the Fund prior to May 31, 2010.

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6  | USAA EMERGING MARKETS FUND
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   Stock selection was weak in China and India, markets where our strict valuation parameters kept us from owning the fastest-rising stocks during the late stage of the rally. Materials were another area of underperformance, but as with China and India, our defensiveness was rewarded at period's end when risk aversion returned to the markets.

o  WHAT'S THE BOSTON COMPANY'S VIEW ON CHINA?

   Our views are similar to Batterymarch's views. Relative to the Index, we've gone from being significantly underweight in the Chinese market to almost neutral by the end of the reporting year, and continue to actively seek opportunities in stocks with newly attractive valuations. In the last major sell-off in China in 2008, we pursued a similar strategy that paid off for shareholders in the Fund.

o  WHAT'S THE BOSTON COMPANY'S OUTLOOK FOR EMERGING MARKETS OVERALL?

   After an exceptional rebound, emerging markets have become more volatile and performance more selective. Europe's debt woes have interrupted the risk trade, causing some investors to abandon emerging markets in favor of safer havens. However, emerging markets should continue to outperform developed markets in profitability and performance. Longer-term structural trends remain in tact, fiscal and private debt is lower relative to developed markets, and consumption should expand with rising disposable income. We will continue to take advantage of opportunities to build positions in high-quality companies with attractive valuations.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (Ticker Symbol: USEMX)

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                                              5/31/10                 5/31/09
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Net Assets                                $557.6 Million          $425.9 Million
Net Asset Value Per Share                     $17.20                  $14.41

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/10
--------------------------------------------------------------------------------
     1 Year                         5 Years                          10 Years
     20.00%                          11.27%                            9.21%

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                                 EXPENSE RATIO*
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                                     1.79%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED OCTOBER 1, 2009,
AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE EXPENSE RATIO MAY
DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA EMERGING MARKETS FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   MSCI EMERGING        LIPPER EMERGING         USAA EMERGING
                   MARKETS INDEX     MARKETS FUNDS INDEX     MARKETS FUND SHARES
05/31/00             $10,000.00           $10,000.00             $10,000.00
06/30/00              10,352.25            10,495.86              10,534.52
07/31/00               9,819.84            10,067.62              10,053.95
08/31/00               9,868.12            10,171.65              10,187.70
09/30/00               9,006.48             9,199.54               9,284.85
10/31/00               8,353.48             8,512.72               8,727.54
11/30/00               7,623.04             7,743.24               7,846.98
12/31/00               7,807.15             8,022.74               8,225.96
01/31/01               8,882.19             8,952.25               8,995.05
02/28/01               8,186.71             8,258.08               8,225.96
03/31/01               7,382.61             7,470.31               7,490.30
04/30/01               7,747.40             7,852.00               7,835.84
05/31/01               7,839.88             8,067.92               7,980.74
06/30/01               7,678.95             7,927.18               7,869.28
07/31/01               7,193.71             7,435.58               7,456.86
08/31/01               7,122.75             7,338.63               7,189.35
09/30/01               6,020.30             6,291.42               6,286.50
10/31/01               6,393.91             6,621.68               6,598.60
11/30/01               7,061.46             7,277.60               7,122.48
12/31/01               7,621.96             7,742.10               7,749.34
01/31/02               7,880.25             8,047.36               8,129.53
02/28/02               8,009.72             8,227.37               8,386.73
03/31/02               8,492.33             8,677.98               8,945.84
04/30/02               8,546.63             8,783.99               8,957.03
05/31/02               8,410.45             8,703.20               8,867.57
06/30/02               7,779.48             8,067.08               8,207.81
07/31/02               7,187.80             7,464.16               7,514.51
08/31/02               7,298.56             7,525.39               7,603.97
09/30/02               6,511.11             6,770.75               6,787.66
10/31/02               6,933.60             7,093.67               7,033.67
11/30/02               7,410.86             7,570.88               7,525.69
12/31/02               7,164.63             7,383.78               7,357.96
01/31/03               7,133.44             7,341.01               7,268.50
02/28/03               6,940.91             7,167.85               7,067.22
03/31/03               6,744.10             6,936.72               6,865.93
04/30/03               7,344.81             7,605.08               7,525.69
05/31/03               7,871.96             8,151.95               8,084.81
06/30/03               8,320.62             8,562.31               8,476.19
07/31/03               8,841.72             8,954.26               8,945.84
08/31/03               9,435.17             9,552.50               9,404.32
09/30/03               9,504.34             9,764.37               9,616.78
10/31/03              10,313.13            10,524.96              10,343.63
11/30/03              10,439.87            10,681.12              10,533.73
12/31/03              11,196.72            11,588.66              11,260.58
01/31/04              11,594.37            11,920.01              11,607.23
02/29/04              12,129.22            12,455.06              12,110.43
03/31/04              12,285.07            12,622.11              12,188.71
04/30/04              11,280.68            11,627.29              11,439.50
05/31/04              11,131.13            11,400.40              11,249.40
06/30/04              11,109.02            11,458.94              11,394.77
07/31/04              10,912.58            11,290.76              11,227.03
08/31/04              11,369.39            11,729.50              11,562.50
09/30/04              12,026.05            12,417.30              12,110.43
10/31/04              12,314.15            12,796.24              12,412.36
11/30/04              13,454.75            13,848.58              13,541.77
12/31/04              14,102.49            14,566.21              14,210.19
01/31/05              14,147.12            14,618.00              14,075.29
02/28/05              15,389.36            15,836.86              15,143.30
03/31/05              14,375.50            14,760.07              14,086.53
04/30/05              13,992.34            14,398.87              13,805.47
05/31/05              14,484.99            14,844.35              14,153.98
06/30/05              14,985.00            15,337.10              14,682.37
07/31/05              16,045.31            16,395.83              15,604.23
08/31/05              16,189.74            16,650.76              15,671.68
09/30/05              17,699.38            18,107.00              16,919.57
10/31/05              16,542.98            17,015.16              15,739.14
11/30/05              17,912.69            18,290.48              16,840.88
12/31/05              18,973.80            19,322.48              17,839.88
01/31/06              21,104.55            21,546.49              19,458.60
02/28/06              21,084.45            21,420.40              19,469.92
03/31/06              21,273.45            21,711.06              19,866.11
04/30/06              22,791.43            23,249.04              21,190.52
05/31/06              20,408.69            20,692.82              19,039.77
06/30/06              20,365.45            20,590.32              18,926.58
07/31/06              20,670.03            21,032.90              19,039.77
08/31/06              21,207.01            21,605.70              19,435.96
09/30/06              21,385.26            21,766.48              19,775.56
10/31/06              22,401.84            22,903.29              20,669.81
11/30/06              24,070.61            24,408.27              22,141.38
12/31/06              25,156.69            25,519.11              23,077.85
01/31/07              24,896.08            25,396.86              22,951.99
02/28/07              24,751.87            25,158.58              22,665.95
03/31/07              25,747.03            26,117.62              23,455.42
04/30/07              26,942.67            27,354.91              24,382.20
05/31/07              28,284.13            28,827.02              25,938.26
06/30/07              29,621.97            29,830.95              26,887.92
07/31/07              31,200.26            30,912.39              27,997.76
08/31/07              30,547.43            30,242.32              27,517.21
09/30/07              33,923.27            33,176.14              29,816.99
10/31/07              37,709.06            36,716.02              32,791.82
11/30/07              35,038.33            34,459.97              30,617.91
12/31/07              35,163.50            34,770.53              30,833.64
01/31/08              30,785.60            30,930.49              28,076.36
02/29/08              33,069.16            32,280.50              29,222.08
03/31/08              31,322.15            30,776.58              28,051.18
04/30/08              33,869.11            33,104.54              30,279.66
05/31/08              34,507.25            33,714.34              30,808.46
06/30/08              31,071.24            30,245.93              27,837.15
07/31/08              29,923.80            29,188.47              27,069.14
08/31/08              27,543.42            26,970.75              25,042.10
09/30/08              22,726.20            22,548.00              20,975.44
10/31/08              16,509.84            15,999.94              15,070.59
11/30/08              15,268.20            14,630.78              13,736.01
12/31/08              16,463.23            15,730.56              14,908.74
01/31/09              15,406.76            14,372.97              13,680.31
02/28/09              14,540.21            13,563.44              13,010.25
03/31/09              16,631.76            15,311.80              14,629.55
04/30/09              19,401.99            17,841.81              17,030.59
05/31/09              22,728.46            21,073.98              20,115.64
06/30/09              22,426.81            20,824.80              19,766.65
07/31/09              24,964.69            23,233.61              22,028.09
08/31/09              24,882.03            23,327.56              22,097.89
09/30/09              27,144.64            25,410.49              24,205.77
10/31/09              27,180.72            25,101.86              23,940.54
11/30/09              28,349.66            26,477.71              25,182.93
12/31/09              29,472.71            27,409.98              26,063.49
01/31/10              27,833.74            25,876.92              24,645.17
02/28/10              27,937.54            26,095.78              24,813.68
03/31/10              30,195.23            28,255.35              26,793.72
04/30/10              30,567.81            28,456.98              26,892.02
05/31/10              27,603.91            25,773.20              24,139.63

                                   [END CHART]

                          Data from 5/31/00 to 5/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Emerging Markets Fund Shares to the following benchmarks:

o  The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets
   Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o  The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                            5/31/10                    5/31/09
--------------------------------------------------------------------------------
Net Assets                              $77.4 Million              $23.3 Million
Net Asset Value Per Share                   $17.22                     $14.41

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/10
--------------------------------------------------------------------------------
      1 Year                                       Since Inception 8/01/08
      20.65%                                               -4.99%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------
    Before Reimbursement      1.28%           After Reimbursement      1.13%

*The USAA Emerging Markets Fund Institutional Shares (Institutional Shares)
commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA
Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

**THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING
EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY
ACQUIRED FUND FEES AND EXPENSES, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE
NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL
OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND
EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA
INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE
RATIOS ARE REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED OCTOBER 1,
2009. FOR THE FIRST TWO FISCAL YEARS, IMCO HAS VOLUNTARILY AGREED TO LIMIT THE
INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 1.13%, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AND TO REIMBURSE THE INSTITUTIONAL SHARES FOR EXPENSES IN EXCESS
OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE
EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL
HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               MSCI EMERGING      USAA EMERGING MARKETS        LIPPER EMERGING
               MARKETS INDEX    FUND INSTITUTIONAL SHARES    MARKETS FUNDS INDEX
07/31/08         $10,000.00            $10,000.00                $10,000.00
08/31/08           9,204.52              9,355.60                  9,240.21
09/30/08           7,594.69              7,836.31                  7,724.97
10/31/08           5,517.29              5,630.29                  5,481.60
11/30/08           5,102.36              5,131.70                  5,012.52
12/31/08           5,501.72              5,573.05                  5,389.31
01/31/09           5,148.66              5,117.78                  4,924.20
02/28/09           4,859.08              4,871.84                  4,646.85
03/31/09           5,558.04              5,484.09                  5,245.84
04/30/09           6,483.80              6,384.15                  6,112.62
05/31/09           7,595.45              7,545.85                  7,219.97
06/30/09           7,494.64              7,415.03                  7,134.60
07/31/09           8,342.75              8,273.23                  7,959.86
08/31/09           8,315.13              8,299.39                  7,992.05
09/30/09           9,071.25              9,094.79                  8,705.66
10/31/09           9,083.31              9,000.60                  8,599.92
11/30/09           9,473.95              9,471.56                  9,071.29
12/31/09           9,849.25              9,807.63                  9,390.69
01/31/10           9,301.54              9,273.63                  8,865.46
02/28/10           9,336.23              9,342.36                  8,940.44
03/31/10          10,090.71             10,093.13                  9,680.31
04/30/10          10,215.22             10,130.14                  9,749.39
05/31/10           9,224.74              9,104.44                  8,829.92

                                   [END CHART]

                    *Data from 7/31/08 to 5/31/10.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging
Markets Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

The graph on page 11 illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the
following benchmarks:

o  The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets
   Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o  The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/10
                                (% of Net Assets)

         Diversified Banks ..................................... 17.6%
         Integrated Oil & Gas ..................................  8.8%
         Steel .................................................  6.7%
         Wireless Telecommunication Services ...................  6.5%
         Semiconductors ........................................  5.5%
         Integrated Telecommunication Services .................  2.8%
         Construction & Engineering ............................  2.4%
         Diversified Metals & Mining ...........................  2.1%
         Automobile Manufacturers ..............................  2.0%
         Money Market Funds ....................................  1.6%

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 5/31/10
                                (% of Net Assets)

         Samsung Electronics Co. Ltd. ..........................  2.7%
         Petroleo Brasileiro S.A. ADR ..........................  2.3%
         OAO Gazprom ADR .......................................  1.8%
         China Mobile Ltd. .....................................  1.5%
         America Movil S.A.B. de C.V. ADR "L" ..................  1.4%
         Itau Unibanco Banco Multiplo S.A. GDR .................  1.3%
         Vale S.A. .............................................  1.3%
         Vale S.A. ADR .........................................  1.1%
         China Construction Bank Corp. "H" .....................  1.1%
         Reliance Industries Ltd. GDR ..........................  1.0%

You will find a complete list of securities that the Fund owns on pages 17-32.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o  ASSET ALLOCATION -- 5/31/2010*  o

                         [PIE CHART OF ASSET ALLOCATION]

         CHINA                                                   12.6%
         BRAZIL                                                  12.1%
         SOUTH KOREA                                             11.9%
         TAIWAN                                                   9.4%
         SOUTH AFRICA                                             9.0%
         MEXICO                                                   6.0%
         RUSSIA                                                   5.3%
         INDIA                                                    4.9%
         GERMANY                                                  3.7%
         HONG KONG                                                3.4%
         OTHER**                                                 20.4%
                                   [END CHART]

 * Excludes short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31,
2010, by the Fund are $12,048,000 and $1,027,000, respectively.

For the fiscal year ended May 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $10,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Emerging Markets Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP
San Antonio, Texas
July 23, 2010

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2010

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             EQUITY SECURITIES (97.1%)

             COMMON STOCKS (92.0%)

             CONSUMER DISCRETIONARY (9.0%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
 1,314,000   Bosideng International Holdings Ltd.(a)                         $    306
    86,620   Fuqi International, Inc.*(b)                                         801
                                                                             --------
                                                                                1,107
                                                                             --------
             APPAREL RETAIL (0.5%)
    56,000   Foschini Ltd.(a)                                                     485
   273,700   Mr. Price Group Ltd.(a)                                            1,626
   115,400   Truworths International Ltd.(a)                                      824
                                                                             --------
                                                                                2,935
                                                                             --------
             AUTO PARTS & EQUIPMENT (0.5%)
    42,600   Halla Climate Control Corp.(a)                                       556
     9,400   Hyundai Mobis Co. Ltd.(a)                                          1,541
   962,000   Minth Group Ltd.(a)                                                1,251
                                                                             --------
                                                                                3,348
                                                                             --------
             AUTOMOBILE MANUFACTURERS (2.0%)
 7,193,800   Denway Motors Ltd.(a)                                              2,859
   896,000   Dongfeng Motor Group Co. Ltd.(a)                                   1,041
    72,100   Ford Otomotiv Sanayi A.S.(a)                                         460
 3,650,000   Geely Automobile Holdings Ltd.(a)                                  1,205
   494,500   Great Wall Motor Co. Ltd.(a)                                         814
    61,560   Kia Motors Corp.(a)                                                1,588
   228,200   Mahindra & Mahindra Ltd. GDR                                       2,624
   454,000   PT Astra International Tbk(a)                                      2,043
                                                                             --------
                                                                               12,634
                                                                             --------
             BROADCASTING (0.1%)
    49,700   Grupo Televisa S.A. de C.V. ADR                                      924
                                                                             --------
             CABLE & SATELLITE (0.3%)
    45,400   ednNaspers Ltd.(a)                                                 1,784
    21,300   Net Servicos de Comunicacao S.A.*                                    217
                                                                             --------
                                                                                2,001
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             CASINOS & GAMING (0.9%)
   174,620   Kangwon Land, Inc.(a)                                           $  2,457
 4,138,820   Resorts World Berhad(a)                                            3,340
                                                                             --------
                                                                                5,797
                                                                             --------
             CONSUMER ELECTRONICS (0.8%)
    25,918   LG Electronics, Inc.(a)                                            2,196
   470,000   Skyworth Digital Technology Co. Ltd.(a)                              365
10,943,000   Tatung Co. Ltd.*(a)                                                1,983
   810,400   TCL Multimedia Technology(a)                                         542
                                                                             --------
                                                                                5,086
                                                                             --------
             DEPARTMENT STORES (0.4%)
    85,000   Golden Eagle Retail Group Ltd.(a)                                    165
     7,000   Hyundai Department Store Co. Ltd.(a)                                 595
     3,678   Lotte Shopping Co. Ltd.(a)                                           967
   272,500   Woolworths Holdings Ltd.(a)                                          828
                                                                             --------
                                                                                2,555
                                                                             --------
             DISTRIBUTORS (0.4%)
   179,300   Imperial Holdings Ltd.(a)                                          2,270
                                                                             --------
             FOOTWEAR (0.4%)
   310,380   Grendene S.A., acquired 2/03/2005 - 9/23/2009; cost $1,001(c)      1,257
 1,312,000   Prime Success International Group Ltd.(a)                          1,269
                                                                             --------
                                                                                2,526
                                                                             --------
             GENERAL MERCHANDISE STORES (0.3%)
   445,400   Clicks Group Ltd.(a)                                               1,915
    30,200   Lojas Americanas S.A.                                                204
                                                                             --------
                                                                                2,119
                                                                             --------
             HOME IMPROVEMENT RETAIL (0.5%)
   557,090   JD Group Ltd.(a)                                                   2,990
                                                                             --------
             HOMEBUILDING (1.1%)
   122,000   Brascan Residential Properties S.A.                                  502
 1,606,400   Consorcio ARA S.A. de C.V.                                           988
   505,000   Corporacion GEO, S.A. de C.V. "B"*                                 1,394
    88,400   Cyrela Brazil Realty S.A.                                            958
    92,150   Desarrolladora Homex S.A. de C.V. ADR*(b)                          2,429
    57,900   Gafisa S.A. ADR(b)                                                   689
    40,400   PDG Realty S.A. Empreedimentos                                       347
    18,600   Urbi Desarrollo Urbanos S.A. de C.V.*                                 36
                                                                             --------
                                                                                7,343
                                                                             --------
             HOUSEWARES & SPECIALTIES (0.2%)
   889,585   Turk Sise ve Cam Fabrikalari A.S.*(a)                              1,024
                                                                             --------

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             RESTAURANTS (0.1%)
   523,000   Ajisen (China) Holdings Ltd.(a)                                 $    535
                                                                             --------
             TEXTILES (0.3%)
 2,703,000   Weiqiao Textile Co. Ltd. "H"(a)                                    1,662
                                                                             --------
             Total Consumer Discretionary                                      56,856
                                                                             --------
             CONSUMER STAPLES (4.9%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
 6,606,500   Global Bio-chem Technology Group Co. Ltd.*(a)                      1,272
                                                                             --------
             BREWERS (0.3%)
    26,430   Anadolu Efes Biracilik ve Malt Sanayii A.S.(a)                       298
    31,600   Compania Cervecerias Unidas S.A. ADR                               1,292
    56,500   Grupo Modelo S.A. de C.V. "C"                                        309
                                                                             --------
                                                                                1,899
                                                                             --------
             DISTILLERS & VINTNERS (0.1%)
    30,830   Jinro Ltd.(a)                                                        812
                                                                             --------
             FOOD DISTRIBUTORS (0.2%)
   116,800   Spar Group Ltd.(a)                                                 1,194
                                                                             --------
             FOOD RETAIL (0.7%)
   137,400   Shoprite Holdings Ltd.(a)                                          1,425
    90,200   X5 Retail Group NV*(a)                                             2,913
                                                                             --------
                                                                                4,338
                                                                             --------
             HYPERMARKETS & SUPER CENTERS (0.4%)
   115,400   Grupo Comercial Chedraui S.A.*                                       308
     2,896   Shinsegae Co. Ltd.(a)                                              1,134
   596,200   Wal-Mart de Mexico                                                 1,331
                                                                             --------
                                                                                2,773
                                                                             --------
             PACKAGED FOODS & MEAT (1.5%)
 5,044,500   Charoen Pokphand Foods Public Co. Ltd.(a)                          2,689
   591,000   China Yurun Food Group Ltd.(a)                                     1,561
     5,473   CJ Cheiljedang Corp.(a)                                              971
   492,900   JBS S.A.                                                           1,951
     9,763   Nong Shim Co. Ltd.(a)                                              1,840
   430,700   Thai Union Frozen Products Public Co. Ltd.(a)                        539
                                                                             --------
                                                                                9,551
                                                                             --------
             PERSONAL PRODUCTS (0.0%)
    17,200   Hypermarcas S.A*                                                     234
                                                                             --------
             SOFT DRINKS (1.0%)
    11,100   Coca Cola Femsa S.A. de C.V. ADR                                     738
   721,400   Embotelladoras Arca S.A.                                           2,476

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

    23,500   Fomento Economico Mexicano ADR                                  $    991
   651,900   Grupo Continental S.A., acquired 7/02/2002 - 3/27/2009;
               cost $1,079(c)                                                   1,665
       453   Lotte Chilsung Beverage Co. Ltd.(a)                                  298
                                                                             --------
                                                                                6,168
                                                                             --------
             TOBACCO (0.5%)
    52,683   KT&G Corp.(a)                                                      2,547
   182,000   PT Gudang Garam Tbk(a)                                               659
                                                                             --------
                                                                                3,206
                                                                             --------
             Total Consumer Staples                                            31,447
                                                                             --------
             ENERGY (10.3%)
             --------------
             COAL & CONSUMABLE FUELS (0.9%)
     8,700   Banpu Public Co. Ltd.(a)                                             152
    21,500   Banpu Public Co. Ltd. NVDR(a)                                        377
   397,500   China Shenhua Energy Co. Ltd. "H"(a)                               1,580
   328,400   PT Bumi Resources Tbk(a)                                              72
    47,600   PT Indo Tambangraya Megah(a)                                         176
 1,164,000   Yanzhou Coal Mining Co. Ltd. "H"(a)                                2,717
    26,900   Yanzhou Coal Mining Co. Ltd. ADR "H"                                 630
                                                                             --------
                                                                                5,704
                                                                             --------
             INTEGRATED OIL & GAS (6.5%)
 1,158,000   China Petroleum and Chemical Corp. "H"(a)                            912
    16,450   China Petroleum and Chemical Corp. ADR "H"(b)                      1,294
   115,860   LUKoil Holdings ADR                                                5,608
    12,620   MOL Hungarian Oil and Gas plc*(a)                                    995
   554,730   OAO Gazprom ADR(a)                                                11,317
   138,500   OJSC OC Rosneft                                                    1,018
 5,284,000   PetroChina Co. Ltd. "H"(a)                                         5,680
    23,980   PetroChina Co. Ltd. ADR                                            2,573
   173,040   Petroleo Brasileiro S.A. ADR                                       6,164
   235,800   PTT Public Co. Ltd.(a)                                             1,761
    84,610   Sasol Ltd.(a)                                                      3,060
    17,180   Sasol Ltd. ADR                                                       618
                                                                             --------
                                                                               41,000
                                                                             --------
             OIL & GAS EQUIPMENT & SERVICES (0.1%)
   226,282   Maridive & Oil Services Co.(a)                                       792
                                                                             --------
             OIL & GAS EXPLORATION & PRODUCTION (1.2%)
 1,872,000   CNOOC Ltd.(a)                                                      2,935
   237,750   JKX Oil & Gas plc(a)                                                 803
 3,760,000   Medco Energi Internasional(a)                                      1,095
     2,800   Osx Brasil S.A.*                                                     755

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

   101,000   Pacific Rubiales Energy Corp.*                                  $  2,102
    10,800   Petrominerales Ltd.*                                                 260
                                                                             --------
                                                                                7,950
                                                                             --------
             OIL & GAS REFINING & MARKETING (1.6%)
    37,200   Reliance Industries Ltd. GDR(a),(d)                                1,661
   147,672   Reliance Industries Ltd. GDR(a),(b),(d)                            6,594
    42,320   S-Oil Corp.(a)                                                     1,801
                                                                             --------
                                                                               10,056
                                                                             --------
             Total Energy                                                      65,502
                                                                             --------
             FINANCIALS (22.6%)
             ------------------
             CONSUMER FINANCE (0.0%)
   277,100   Kiatnakin Bank Public Co. Ltd.(a)                                    217
                                                                             --------
             DIVERSIFIED BANKS (17.0%)
    89,200   ABSA Group Ltd.(a)                                                 1,518
   247,900   Asya Katilim Bankasi A.S.(a)                                         535
   239,140   Banco Bradesco S.A. ADR                                            3,908
   833,900   Banco De Oro(a)                                                      780
    43,600   Banco do Brasil S.A.                                                 622
     2,000   Banco do Estado do Rio Grande do Sul S.A.                             14
   377,200   Banco Santander Brasil S.A. ADR                                    3,930
   759,640   Bangkok Bank Public Co. Ltd.(a)                                    2,685
    49,300   Bangkok Bank Public Co. Ltd. NVDR(a)                                 171
    40,510   Bank Hapoalim Ltd.*(a)                                               154
 5,102,000   Bank of China Ltd. "H"(a)                                          2,537
   918,277   Bank of the Philippine Islands(a)                                    879
     8,430   Bank Polska Kasa Opieki S.A.(a)                                      418
    20,600   Bank Zachodni WBK(a)                                               1,255
    12,300   BRE Bank S.A.*(a)                                                    932
     3,750   BRE Bank S.A. Allotment Shares                                       287
 4,487,000   Chang Hwa Bank(a)                                                  1,774
 8,548,620   China Construction Bank Corp. "H"(a)                               6,843
   223,000   China Merchants Bank Co. Ltd. "H"(a)                                 532
   452,900   China Minsheng Bank "H"*(a)                                          456
 4,305,884   Chinatrust Financial Holding Co. Ltd.(a)                           2,186
   132,438   Commercial International Bank(a)                                   1,662
     8,700   Credicorp Ltd.                                                       768
 6,002,448   First Financial Holding Co. Ltd.(a)                                3,071
   161,400   Grupo Financiero Banorte S.A.                                        621
    33,500   Hana Financial Group, Inc.(a)                                        842
    12,000   HDFC Bank Ltd. ADR                                                 1,668
    32,200   ICICI Bank Ltd. ADR                                                1,185

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

 8,673,300   Industrial and Commercial Bank of China Ltd. "H"(a)             $  6,380
   185,500   Industrial Bank of Korea(a)                                        2,052
   459,679   Itau Unibanco Banco Multiplo S.A. GDR                              8,463
    49,760   Itau Unibanco Holdings S.A. ADS(a)                                   916
   542,800   JSC VTB Bank GDR(a)                                                2,568
 1,239,100   Kasikornbank Public Co. Ltd.(a)                                    3,257
    95,913   KB Financial Group, Inc.(a)                                        3,922
     1,755   KB Financial Group, Inc. ADR                                          70
 4,236,600   Krung Thai Bank Public Co. Ltd.(a)                                 1,439
 2,099,270   Malayan Banking Berhad(a)                                          4,555
   971,000   Mega Financial Holding Co. Ltd.(a)                                   508
   772,000   Metropolitan Bank & Trust Co.(a)                                     946
   124,587   Nedcor Ltd.(a)                                                     2,205
    95,600   OTP Bank*(a)                                                       2,424
   163,200   PKO Bank Polski S.A.(a)                                            1,992
   591,800   PT Bank Danamon Indonesia Tbk(a)                                     317
 4,856,500   PT Bank Mandiri Tbk(a)                                             2,677
 2,950,000   PT Bank Negara Indonesia Tbk(a)                                      774
    60,579   Shinhan Financial Group Co. Ltd.(a)                                2,137
 7,390,639   SinoPac Financials Holdings Co. Ltd.*(a)                           2,192
   302,711   Standard Bank Group Ltd.(a)                                        4,245
    65,820   State Bank of India Ltd. GDR(a)                                    6,235
   178,700   Turkiye Garanti Bankasi A.S.(a)                                      771
   611,818   Turkiye Is Bankasi(a)                                              1,885
   186,900   Turkiye Vakiflar Bankasi T.A.O.(a)                                   401
   437,500   Union Bank of the Philippines(a)                                     377
   159,000   Woori Finance Holdings Co. Ltd.(a)                                 2,038
                                                                             --------
                                                                              107,979
                                                                             --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
   376,000   Huaku Development Co. Ltd.(a)                                        972
    50,500   MRV Engenharia e Participacoes S.A.                                  327
                                                                             --------
                                                                                1,299
                                                                             --------
             LIFE & HEALTH INSURANCE (1.3%)
   598,000   Cathay Financial Holding Co. Ltd.*(a)                                873
 2,092,802   China Life Insurance Co. Ltd.*(a)                                  1,607
   731,000   China Life Insurance Co. Ltd. "H"(a)                               3,181
   106,800   Discovery Holdings Ltd.(a)                                           491
   230,920   Tong Yang Life Insurance Co. Ltd.(a)                               2,343
                                                                             --------
                                                                                8,495
                                                                             --------
             MULTI-LINE INSURANCE (0.5%)
   239,200   Porto Seguro S.A.                                                  2,439
     3,560   Powszechny Zaklad Ubezpiecze S.A.*                                   375
                                                                             --------
                                                                                2,814
                                                                             --------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             MULTI-SECTOR HOLDINGS (0.3%)
   436,300   Haci Omer Sabanci Holdings A.S.(a)                              $  1,806
                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
   339,800   African Bank Investments Ltd.(a)                                   1,418
   927,320   FirstRand Ltd.(a)                                                  2,384
                                                                             --------
                                                                                3,802
                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
    41,100   Dongbu Insurance Co. Ltd.(a)                                       1,141
    24,490   LIG Non-Life Insurance Co. Ltd.(a)                                   468
    15,069   Samsung Fire & Marine Insurance Co. Ltd.(a)                        2,245
                                                                             --------
                                                                                3,854
                                                                             --------
             REAL ESTATE DEVELOPMENT (0.9%)
   203,040   China Overseas Land & Investment Ltd.(a)                             398
   270,000   Hopson Development Holdings Ltd.(a)                                  324
 5,501,300   L.P.N. Development Public Co. Ltd.(a)                              1,115
   320,000   Sino-Ocean Land Holdings Ltd.(a),(d)                                 237
 2,909,000   SOHO China Ltd.(a)                                                 1,525
 2,831,000   Supali Public Co. Ltd.(a)                                            642
 1,173,100   Talaat Moustafa Group Holding*(a)                                  1,619
                                                                             --------
                                                                                5,860
                                                                             --------
             REAL ESTATE OPERATING COMPANIES (0.4%)
    27,300   Iguatemi Empresa de Shopping Centers S.A.                            447
10,850,000   Renhe Commercial Holdings Co. Ltd.(a)                              2,345
                                                                             --------
                                                                                2,792
                                                                             --------
             REAL ESTATE SERVICES (0.1%)
    28,900   E-House (China) Holdings Ltd.(b)                                     421
                                                                             --------
             REGIONAL BANKS (0.2%)
    31,880   Busan Bank(a)                                                        278
    97,320   Daegu Bank(a)                                                      1,115
                                                                             --------
                                                                                1,393
                                                                             --------
             REINSURANCE (0.3%)
   242,803   Korean Reinsurance Co. Ltd.(a)                                     1,799
                                                                             --------
             SPECIALIZED FINANCE (0.2%)
   134,200   BM&F Bovespa S.A.                                                    899
                                                                             --------
             Total Financials                                                 143,430
                                                                             --------
             HEALTH CARE (0.9%)
             ------------------
             PHARMACEUTICALS (0.9%)
   111,100   Aspen Pharmacare Holdings Ltd.*(a)                                 1,166
     7,300   Genomma Lab Internacional S.A. "B"*                                   23

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

 3,861,500   PT Kalbe Farma Tbk(a)                                           $    757
    20,210   Teva Pharmaceutical Industries Ltd. ADR                            1,108
    19,660   Yuhan Corp.(a)                                                     2,366
                                                                             --------
             Total Health Care                                                  5,420
                                                                             --------
             INDUSTRIALS (7.8%)
             ------------------
             AEROSPACE & DEFENSE (0.5%)
   134,374   Embraer Empresa Brasileira de Aeronautica S.A. ADR                 2,927
                                                                             --------
             AIR FREIGHT & LOGISTICS (0.4%)
   126,800   Julio Simoes Logistica S.A.*                                         517
 8,216,200   Sinotrans Ltd. "H"(a)                                              1,832
                                                                             --------
                                                                                2,349
                                                                             --------
             AIRLINES (0.7%)
 2,126,000   Air China Ltd. "H"*(a)                                             2,121
 1,426,000   China Eastern Airlines Corp. Ltd. "H"*(a)                            589
 3,006,000   China Southern Airlines Co. Ltd. "H"*(a)                           1,294
    60,500   Gol - Linhas Aereas Inteligentes S.A. ADR(b)                         685
                                                                             --------
                                                                                4,689
                                                                             --------
             AIRPORT SERVICES (0.3%)
 2,496,000   Beijing Capital International Airport Co. Ltd. "H"(a)              1,354
   182,900   TAV Havalimanlari Holding A.S.*(a)                                   641
                                                                             --------
                                                                                1,995
                                                                             --------
             CONSTRUCTION & ENGINEERING (2.4%)
   238,100   Aveng Ltd.(a)                                                      1,131
 3,099,500   China Railway Construction Corp.(a)                                3,549
    19,400   Daelim Industrial Co. Ltd.(a)                                        902
 2,449,000   Gamuda Berhad(a)                                                   2,059
    92,980   Hyundai Development Co.(a)                                         1,791
   599,220   Murray & Roberts Holdings Ltd.(a)                                  3,246
    25,000   Orascom Construction Industries(a)                                 1,048
   519,000   Tekfen Holding Co., Inc.(a)                                        1,560
                                                                             --------
                                                                               15,286
                                                                             --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
 1,107,500   PT United Tractors Tbk(a)                                          2,119
   100,800   Tata Motors Ltd. ADR(b)                                            1,682
   214,000   Weichai Power Co. Ltd. "H"(a)                                      1,550
                                                                             --------
                                                                                5,351
                                                                             --------
             HEAVY ELECTRICAL EQUIPMENT (0.2%)
 1,798,000   Harbin Power Equipment Co. Ltd.(a)                                 1,306
                                                                             --------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             INDUSTRIAL CONGLOMERATES (1.7%)
   241,810   Barloworld Ltd.(a)                                              $  1,451
    64,800   Bidvest Group Ltd.(a)                                              1,112
   221,955   Enka Insaat ve Sanayi A.S.(a)                                        738
   685,500   Koc Holding AS(a)                                                  2,360
    45,570   LG Corp.(a)                                                        2,536
 1,307,147   NWS Holdings Ltd.(a)                                               2,287
   666,000   Tianjin Development Holdings Ltd.(a)                                 362
                                                                             --------
                                                                               10,846
                                                                             --------
             INDUSTRIAL MACHINERY (0.2%)
   127,900   Metalfrio Solutions S.A., acquired 4/12/2007 - 6/20/2007;
               cost $1,253(c)                                                     655
    39,100   NEPES Corp.(a)                                                       650
                                                                             --------
                                                                                1,305
                                                                             --------
             MARINE (0.1%)
    16,900   Korea Line Corp.*(a)                                                 706
                                                                             --------
             MARINE PORTS & SERVICES (0.4%)
 1,841,709   Cosco Pacific Ltd.(a)                                              2,232
                                                                             --------
             TRUCKING (0.1%)
    66,700   Localiza Rent a Car S.A.                                             696
                                                                             --------
             Total Industrials                                                 49,688
                                                                             --------
             INFORMATION TECHNOLOGY (12.0%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (0.4%)
   213,500   BYD Electronic International Co. Ltd.(a)                             131
 1,304,600   Comba Telecom Systems Holdings Ltd.(a)                             1,540
   238,200   ZTE Corp.(a)                                                         781
                                                                             --------
                                                                                2,452
                                                                             --------
             COMPUTER HARDWARE (1.4%)
 1,203,990   Compal Electronics, Inc.(a)                                        1,458
 2,911,300   Quanta Computer, Inc.(a)                                           5,219
 1,301,972   Wistron Corp.(a)                                                   2,130
                                                                             --------
                                                                                8,807
                                                                             --------
             COMPUTER STORAGE & PERIPHERALS (0.9%)
 1,062,654   Asustek Computer, Inc.(a)                                          1,676
   867,000   Catcher Technology Co. Ltd.(a)                                     2,096
   498,000   Giga-Byte Technology Co. Ltd.(a)                                     505
   713,195   Lite-On Technology Corp.(a)                                          806
 1,063,530   TPV Technology Ltd.(a)                                               635
                                                                             --------
                                                                                5,718
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
   169,600   Cielo S.A.                                                      $  1,437
   138,900   Redecard S.A.                                                      2,061
                                                                             --------
                                                                                3,498
                                                                             --------
             ELECTRONIC COMPONENTS (0.6%)
   230,000   AU Optronics Corp.(a)                                                223
   150,800   AU Optronics Corp. ADR                                             1,466
    11,400   LG Philips LCD Co. Ltd.(a)                                           412
   292,384   Nan Ya Printed Circuit Board Corp.(a)                              1,224
   338,000   Unimicron Technology Corp.(a)                                        475
                                                                             --------
                                                                                3,800
                                                                             --------
             ELECTRONIC MANUFACTURING SERVICES (0.9%)
 1,403,989   Hon Hai Precision Industry Corp. Ltd.*(a)                          5,536
                                                                             --------
             INTERNET SOFTWARE & SERVICES (0.7%)
    21,140   Sohu.com, Inc.*                                                      934
   197,400   Tencent Holdings Ltd.(a)                                           3,758
                                                                             --------
                                                                                4,692
                                                                             --------
             IT CONSULTING & OTHER SERVICES (0.6%)
    21,700   Infosys Technologies Ltd. ADR                                      1,248
   748,220   Rolta India Ltd.*(d)                                               2,636
                                                                             --------
                                                                                3,884
                                                                             --------
             SEMICONDUCTORS (5.5%)
   516,287   King Yuan Electronics Co. Ltd.(a)                                    218
   115,270   Media Tek, Inc.(a)                                                 1,845
   230,320   Radiant Opto-Electronics Corp.(a)                                    309
    41,000   Richtek Technology Corp.(a)                                          377
    26,620   Samsung Electronics Co. Ltd.(a)                                   17,207
    97,195   Siliconware Precision Industries Co. ADR                             529
 3,534,378   Taiwan Semiconductor Manufacturing Co. Ltd.(a)                     6,455
   226,993   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                    2,213
   372,500   Transcend Information, Inc.(a)                                       972
 7,731,286   United Microelectronics Corp.*(a)                                  3,444
   475,280   United Microelectronics Corp. ADR*                                 1,573
                                                                             --------
                                                                               35,142
                                                                             --------
             SYSTEMS SOFTWARE (0.3%)
   104,590   Asseco Poland S.A.(a)                                              1,808
       500   Asseco Poland S.A. Allotment Shares*                                   8
                                                                             --------
                                                                                1,816
                                                                             --------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             TECHNOLOGY DISTRIBUTORS (0.1%)
   301,000   WPG Holdings Ltd.(a)                                            $    576
                                                                             --------
             Total Information Technology                                      75,921
                                                                             --------
             MATERIALS (13.4%)
             -----------------
             ALUMINUM (0.2%)
 1,310,500   United Co. RUSAL*(a)                                               1,226
                                                                             --------
             COMMODITY CHEMICALS (0.4%)
    27,833   Huchems Fine Chemical Corp.(a)                                       556
     6,690   LG Chem Ltd.(a)                                                    1,499
   186,902   Mexichem S.A. de C.V.                                                498
                                                                             --------
                                                                                2,553
                                                                             --------
             CONSTRUCTION MATERIALS (1.6%)
 3,212,000   Asia Cement (China) Holdings Corp.(a)                              1,486
 1,794,000   Asia Cement Corp.(a)                                               1,535
    89,892   Cemex S.A. de C.V. ADR*                                              973
   879,840   India Cements Ltd. GDR(a),(d)                                      4,205
   496,500   PT Indocement Tunggal Prakarsa Tbk(a)                                794
 1,672,500   PT Semen Gresik (Perssero) Tbk(a)                                  1,503
                                                                             --------
                                                                               10,496
                                                                             --------
             DIVERSIFIED CHEMICALS (0.3%)
    10,062   OCI Co. Ltd.(a)                                                    1,641
                                                                             --------
             DIVERSIFIED METALS & MINING (2.1%)
    89,900   Exxaro Resources Ltd.(a)                                           1,297
 1,075,768   Grupo Mexico S.A.B. de C.V. "B"                                    2,554
    64,800   KGHM Polska Miedz S.A.(a)                                          1,880
     9,560   Korea Zinc Co. Ltd.(a)                                             1,548
   128,100   Mining and Metallurgical Co. Norilsk Nickel ADR(a)                 2,084
    77,244   Mining and Metallurgical Co. Norilsk Nickel ADR                    1,257
 2,674,500   PT International Nickel Indonesia Tbk(a)                           1,119
    92,600   Sterlite Industries India Ltd. ADR(b)                              1,321
                                                                             --------
                                                                               13,060
                                                                             --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   353,510   Makhteshim-Agan Industries Ltd.(a)                                 1,263
                                                                             --------
             GOLD (0.6%)
   178,250   African Barrick Gold Ltd.*                                         1,603
    38,196   AngloGold Ashanti Ltd. ADR                                         1,601
    40,920   Gold Fields Ltd. ADR                                                 563
                                                                             --------
                                                                                3,767
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             METAL & GLASS CONTAINERS (0.3%)
   879,244   Nampak Ltd.(a)                                                  $  2,097
                                                                             --------
             PAPER PRODUCTS (0.7%)
   773,000   Lee & Man Paper Manufacturing Ltd.(a)                                578
 1,855,000   Nine Dragons Paper Holdings Ltd.(a)                                2,746
   382,061   Sappi Ltd.*(a)                                                     1,446
                                                                             --------
                                                                                4,770
                                                                             --------
             PRECIOUS METALS & MINERALS (0.2%)
    10,372   Anglo Platinum Ltd.*(a)                                            1,049
                                                                             --------
             SPECIALTY CHEMICALS (0.2%)
 4,878,000   Lumena Resources Corp.*(a)                                         1,222
                                                                             --------
             STEEL (6.6%)
   144,585   ArcelorMittal South Africa Ltd.*(a)                                1,516
 1,114,082   China Steel Corp.(a)                                               1,052
    76,000   Companhia Siderurgica Nacional S.A. ADR                            1,146
   100,794   Confab Industrial S.A.                                               233
   514,927   El Ezz Steel Rebars S.A.E.*(a)                                     1,743
    27,500   Evraz Group S.A. GDR*                                                745
    65,900   Gerdau S.A. ADR                                                      887
    70,000   Grupo Simec S.A. "B"*                                                173
    47,700   Hyundai Hysco(a)                                                     693
    13,200   Hyundai Steel Co.(a)                                                 963
   163,700   Industrias CH, S.A. de C.V "B"*                                      584
    74,000   Kumba Iron Ore Ltd.(a)                                             3,155
 4,550,000   Maanshan Iron & Steel Co. Ltd.(a)                                  2,199
    71,200   Magnitogorsk Iron & Steel Works GDR*                                 749
     6,400   Mechel OAO ADR                                                       139
    59,500   Metalurgica Gerdau S.A.                                            1,007
    43,800   Novolipetsk Steel GDR*                                             1,268
     8,859   POSCO(a)                                                           3,455
    27,980   POSCO ADR                                                          2,696
   201,000   Severstal Joint Stock Co.                                          2,177
    18,925   Usinas Siderurgicas de Minas Gerais S.A.                             457
   304,600   Vale S.A.                                                          8,282
   299,800   Vale S.A. ADR                                                      6,910
                                                                             --------
                                                                               42,229
                                                                             --------
             Total Materials                                                   85,373
                                                                             --------
             TELECOMMUNICATION SERVICES (8.7%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.4%)
 3,120,000   China Communications Services Corp. Ltd. "H"(a)                    1,371
   844,406   China Unicom Hong Kong Ltd.(a)                                     1,015

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

    17,571   Chunghwa Telecom Co. Ltd.                                       $    335
   177,400   KT Corp. ADR                                                       3,302
   857,420   Mahanagar Telephone Nigam Ltd. ADR(b)                              2,049
 1,761,700   PT Telekomunikasi Indonesia Tbk(a)                                 1,449
    14,500   Tele Norte Leste Participacoes S.A.                                  272
    47,500   Telefonos de Mexico S.A. de C.V. ADR "L"                             668
   333,860   Telekomunikacja Polska S.A.(a)                                     1,558
   176,420   Telkom S.A. Ltd.(a)                                                  860
   167,000   Vimpelcom Ltd.*                                                    2,597
                                                                             --------
                                                                               15,476
                                                                             --------
             WIRELESS TELECOMMUNICATION SERVICES (6.3%)
   192,720   America Movil S.A.B. de C.V. ADR "L"                               9,123
   997,000   China Mobile Ltd.(a)                                               9,298
    67,870   China Mobile Ltd. ADR                                              3,161
   166,000   Mobile TeleSystems ADR*                                            3,192
   311,111   MTN Group Ltd.(a)                                                  4,349
     9,300   Philippine Long Distance Telephone Co.(a)                            482
 2,176,500   PT Indonesian Satellite Corp. Tbk(a)                               1,198
    84,800   Sistema JSFC GDR(a)                                                2,200
     4,664   SK Telecom Co. Ltd.(a)                                               621
   170,120   SK Telecom Co. Ltd. ADR                                            2,645
   170,340   Turkcell Iletisim Hizmetleri A.S.(a)                                 924
   106,390   Turkcell Iletisim Hizmetleri A.S. ADR                              1,434
    37,000   Vivo Participacoes S.A.                                            1,011
                                                                             --------
                                                                               39,638
                                                                             --------
             Total Telecommunication Services                                  55,114
                                                                             --------
             UTILITIES (2.4%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
    51,013   Centrais Electricas Brasileiras S.A.                                 635
    96,008   Companhia Energetica de Minas Gerais ADR(b)                        1,380
    48,900   Enersis S.A. ADR                                                     922
    17,000   First Philippine Holdings Corp.                                       21
    67,100   Korea Electric Power Corp.*(a)                                     1,823
    23,580   Korea Electric Power Corp. ADR*                                      318
   233,950   Tenaga Nasional Berhad(a)                                            584
                                                                             --------
                                                                                5,683
                                                                             --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
 8,701,000   China Power International Development Ltd.(a)                      1,882
   123,700   Companhia Energetica de Sao Paulo                                  1,476
    12,200   Empresa Nacional De Electricidad S.A. ADR                            545
 2,561,800   Huaneng Power International, Inc. "H"(a)                           1,437

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

    21,670   Huaneng Power International, Inc. ADR "H"                       $    476
    67,070   Tractebel Energia S.A.                                               752
                                                                             --------
                                                                                6,568
                                                                             --------
             WATER UTILITIES (0.5%)
    39,804   Companhia de Saneamento Basico do Estado de Sao Paulo                748
     6,580   Companhia de Saneamento Basico do Estado de Sao Paulo ADR(b)         249
   159,900   Companhia de Saneamento de Minas Gerais                            2,071
                                                                             --------
                                                                                3,068
                                                                             --------
             Total Utilities                                                   15,319
                                                                             --------
             Total Common Stocks (cost: $534,437)                             584,070
                                                                             --------

             PREFERRED SECURITIES (4.7%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             TEXTILES (0.1%)
   287,688   Companhia de Tecidos Norte de Minas,
               acquired 5/29/2003 - 4/20/2009; cost $1,011(c)                     698
                                                                             --------
             Total Consumer Discretionary                                         698
                                                                             --------
             ENERGY (2.3%)
             -------------
             INTEGRATED OIL & GAS (2.3%)
   469,450   Petroleo Brasileiro S.A. ADR                                      14,539
                                                                             --------
             Total Energy                                                      14,539
                                                                             --------
             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.2%)
    18,800   Banco Itau Holding Financeira S.A.                                   348
    61,400   Bradespar S.A.                                                     1,230
                                                                             --------
                                                                                1,578
                                                                             --------
             REGIONAL BANKS (0.1%)
   102,100   Banco Panamericano S.A.                                              490
                                                                             --------
             Total Financials                                                   2,068
                                                                             --------
             INDUSTRIALS (0.4%)
             ------------------
             TRADING COMPANIES & DISTRIBUTORS (0.4%)
   428,542   Itausa - Investimentos Itau S.A.                                   2,549
                                                                             --------
             Total Industrials                                                  2,549
                                                                             --------
             MATERIALS (0.6%)
             ----------------
             COMMODITY CHEMICALS (0.4%)
   374,900   Braskem S.A. "A"*                                                  2,199
                                                                             --------

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             PAPER PRODUCTS (0.1%)
    93,125   Suzano Papel e Celulose S.A.                                    $    811
                                                                             --------
             STEEL (0.1%)
    21,275   Usinas Siderurgicas de Minas Gerais S.A.                             531
                                                                             --------
             Total Materials                                                    3,541
                                                                             --------
             TELECOMMUNICATION SERVICES (0.6%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
   157,350   Tele Norte Leste Participacoes S.A. ADR                            2,431
                                                                             --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    59,900   Tim Participacoes S.A. ADR                                         1,615
                                                                             --------
             Total Telecommunication Services                                   4,046
                                                                             --------
             UTILITIES (0.4%)
             ----------------
             ELECTRIC UTILITIES (0.4%)
   186,371   Companhia Energetica de Minas Gerais (CEMIG)                       2,640
                                                                             --------
             Total Utilities                                                    2,640
                                                                             --------
             Total Preferred Securities (cost: $27,565)                        30,081
                                                                             --------
             EXCHANGE-TRADED NOTES (0.4%)
    45,451   iPath MSCI India Index*(b) (cost: $1,764)                          2,764
                                                                             --------

             RIGHTS (0.0%)

             INDUSTRIALS (0.0%)
             ------------------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)
     2,760   Itausa - Investimentos Itau S.A.*(a) (cost: $0)                        2
                                                                             --------
             Total Equity Securities (cost: $563,766)                         616,917
                                                                             --------

             MONEY MARKET INSTRUMENTS (1.6%)

             MONEY MARKET FUNDS (1.6%)
 9,852,236   State Street Institutional Liquid Reserve Fund, 0.18%(e)
               (cost: $9,852)                                                   9,852
                                                                             --------

             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (1.8%)

             MONEY MARKET FUNDS (1.2%)
    33,437   AIM Short-Term Investment Co. Liquid Assets Portfolio, 0.18%(e)       34
    28,003   BlackRock Liquidity Funds TempFund Portfolio, 0.16%(e)                28
 7,126,221   Fidelity Institutional Money Market Portfolio, 0.23%(e)            7,126
                                                                             --------
             Total Money Market Funds                                           7,188
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------
PRINCIPAL                                                                       MARKET
AMOUNT                                                                           VALUE
(000)        SECURITY                                                            (000)
--------------------------------------------------------------------------------------

             REPURCHASE AGREEMENTS (0.6%)
    $2,000   Credit Suisse First Boston LLC, 0.20%, acquired on 5/28/2010 and due 6/01/2010 at $2,000 (collateralized by $2,045 of
               Freddie Mac(g), 0.16%(f), due 7/06/2010; market value $2,045)  $  2,000
     2,000   Deutsche Bank Securities, Inc., 0.20%, acquired on 5/28/2010 and due 6/01/2010 at $2,000 (collateralized by $1,999 of
               Federal Farm Credit Bank(g), 3.63%, due 11/16/2016;
               market value $2,041)                                              2,000
                                                                              --------
             Total Repurchase Agreements                                         4,000
                                                                              --------
             Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $11,188)                           11,188
                                                                              --------

             TOTAL INVESTMENTS (COST: $584,806)                               $637,957
                                                                              ========

----------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                            (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                        QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                    IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
----------------------------------------------------------------------------------------------------

Equity Securities:
  Common Stocks                              $169,598            $414,472             $-    $584,070
  Preferred Securities                         30,081                   -              -      30,081
  Exchange-Traded Notes                         2,764                   -              -       2,764
  Rights                                            -                   2              -           2
Money Market Instruments:
  Money Market Funds                            9,852                   -              -       9,852
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                            7,188                   -              -       7,188
  Repurchase Agreements                             -               4,000              -       4,000
----------------------------------------------------------------------------------------------------
Total                                        $219,483            $418,474             $-    $637,957
----------------------------------------------------------------------------------------------------

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
   100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
   GDR      Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in
            U.S. dollars.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

   iPath    iPath - Exchange traded notes (ETNs) that are senior, unsecured, unsubordinated debt securities issued by Barclays Bank, PLC. ETNs are traded on securities exchanges and are linked to the return of a benchmark index.
    NVDR    Non-voting depositary receipts are receipts issued by Thai NVDR
            Company Limited.

o  SPECIFIC NOTES

   (a) Security was fair valued at May 31, 2010, by USAA Investment Management
       Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (b) The security or a portion thereof was out on loan as of May 31, 2010.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2010, was $6,751,000, which represented 1.1% of the Fund's net assets.

   (d) Restricted security that is not registered under the Securities Act of
       1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
       144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (e) Rate represents the money market fund annualized seven-day yield at May
       31, 2010.

   (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (g) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the
       U.S. Treasury, the discretionary

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

       authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2010

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
       on loan of $10,666) (cost of $584,806)                                   $637,957
   Cash denominated in foreign currencies (identified cost of $6,795)              6,797
   Receivables:
       Capital shares sold:
            Affiliated transactions (Note 8)                                          83
            Nonaffiliated transactions                                               371
       USAA Investment Management Company (Note 7D)                                   53
       USAA Transfer Agency Company (Note 7E)                                          3
       Dividends and interest                                                      3,005
       Securities sold                                                             3,248
       Other                                                                          17
                                                                                --------
            Total assets                                                         651,534
                                                                                --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                           11,188
       Securities purchased                                                        2,657
       Capital shares redeemed:
            Affiliated transactions (Note 8)                                           1
            Nonaffiliated transactions                                               340
       Bank overdraft                                                                727
   Unrealized depreciation on foreign currency contracts held, at value                8
   Accrued management fees                                                           574
   Accrued transfer agent's fees                                                      69
   Other accrued expenses and payables                                               921
                                                                                --------
            Total liabilities                                                     16,485
                                                                                --------
                  Net assets applicable to capital shares outstanding           $635,049
                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $647,170
   Accumulated undistributed net investment income                                 3,992
   Accumulated net realized loss on investments                                  (68,491)
   Net unrealized appreciation of investments                                     53,151
   Net unrealized depreciation of foreign currency translations                     (773)
                                                                                --------
   Net assets applicable to capital shares outstanding                          $635,049
                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $557,639/32,429 shares outstanding)           $  17.20
                                                                                ========
       Institutional Shares (net assets of $77,410/4,496 shares outstanding)    $  17.22
                                                                                ========

See accompanying notes to financial statements.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,493)                  $13,379
   Interest                                                                  31
   Securities lending (net)                                                 139
                                                                        -------
            Total income                                                 13,549
                                                                        -------
EXPENSES
   Management fees                                                        6,194
   Administration and servicing fees:
       Fund Shares                                                          832
       Institutional Shares                                                  23
   Transfer agent's fees:
       Fund Shares                                                        1,738
       Institutional Shares                                                  23
   Custody and accounting fees:
       Fund Shares                                                          651
       Institutional Shares                                                  53
   Postage:
       Fund Shares                                                           70
   Shareholder reporting fees:
       Fund Shares                                                           46
   Trustees' fees                                                            10
   Registration fees:
       Fund Shares                                                           50
       Institutional Shares                                                   3
   Professional fees                                                         92
   Other                                                                     14
                                                                        -------
            Total expenses                                                9,799
   Transfer agent's fees reimbursed (Note7E):
       Fund Shares                                                         (102)
   Expenses reimbursed:
       Institutional Shares                                                 (53)
                                                                        -------
            Net expenses                                                  9,644
                                                                        -------
NET INVESTMENT INCOME                                                     3,905
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $620)               49,246
       Foreign currency transactions                                       (177)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                       36,133
       Foreign currency translations                                       (739)
                                                                        -------
            Net realized and unrealized gain                             84,463
                                                                        -------
   Increase in net assets resulting from operations                     $88,368
                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                       2010               2009
----------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                           $  3,905          $   7,668
   Net realized gain (loss) on investments                           49,246           (115,156)
   Net realized loss on foreign currency transactions                  (177)            (1,159)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                    36,133            (90,726)
      Foreign currency translations                                    (739)               236
                                                                   ---------------------------
      Increase (decrease) in net assets resulting from operations    88,368           (199,137)
                                                                   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                    (3,451)            (5,291)
      Institutional Shares*                                            (549)              (220)
                                                                   ---------------------------
           Total distributions of net investment income              (4,000)            (5,511)
                                                                   ---------------------------
   Net realized gains:
      Fund Shares                                                         -            (22,676)
      Institutional Shares*                                               -               (771)
                                                                   ---------------------------
           Total distributions of net realized gains                      -            (23,447)
                                                                   ---------------------------
      Distributions to shareholders                                  (4,000)           (28,958)
                                                                   ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       50,071             35,555
   Institutional Shares*                                             51,418             19,264
                                                                   ---------------------------
      Total net increase in net assets from
           capital share transactions                               101,489             54,819
                                                                   ---------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 7E):
      Fund Shares                                                         3                 19
      Institutional Shares*                                               -                 10
                                                                   ---------------------------
   Net increase (decrease) in net assets                            185,860           (173,247)
NET ASSETS
   Beginning of year                                                449,189            622,436
                                                                   ---------------------------
   End of year                                                     $635,049          $ 449,189
                                                                   ===========================
Accumulated undistributed net investment income:
   End of year                                                     $  3,992          $   3,389
                                                                   ===========================

*Institutional Shares were initiated on August 1, 2008

See accompanying notes to financial statements.

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Emerging
Markets Fund (the Fund), which is classified as diversified under the 1940 Act.
The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

The Fund has two classes of shares: Emerging Markets Fund Shares (Fund Shares)
and Emerging Markets Fund Institutional Shares (Institutional Shares). Each
class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public.
The Target Funds are managed by USAA Investment Management Company (the
Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2.  Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

        to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5.  Repurchase agreements are valued at cost, which approximates market value.

    6.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
        Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the
        Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

        include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders.
    Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed,

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

    certain dividends from foreign securities are recorded upon notification.
    Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E.  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the
    Fund, either through its regular custodian or through a special "tri-party"
    custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F.  FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
    Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year May 31, 2010, the Fund did not incur any brokerage commission recapture credits.

H.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2010, the Fund paid CAPCO facility fees of $3,000, which represents 1.3% of the total fees paid to CAPCO by the USAA funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses resulted

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $698,000. This includes differences in the accounting for distributions, passive foreign investment companies, foreign currency gains and losses. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2010, and
2009, was as follows:

                                            2010                      2009
                                         ------------------------------------
Ordinary income*                         $4,000,000               $11,492,000
Long-term realized capital gains                 --                17,466,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $  4,829,000
Accumulated capital and other losses                              (59,613,000)
Unrealized appreciation                                            43,440,000
Unrealized depreciation on foreign currency translations             (773,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At
May 31, 2010, the Fund had a current post-October currency loss of $303,000 and capital loss carryovers of $59,310,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the
Trust's Board of Trustees will authorize

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                               Capital Loss Carryovers
                     ------------------------------------------
                      Expires                         Balance
                     ---------                      -----------
                       2017                         $17,653,000
                       2018                          41,657,000
                                                    -----------
                                         Total      $59,310,000
                                                    ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May
31, 2010, the Fund did not incur any income tax, interest, or penalties. As of
May 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2010, were $481,237,000 and
$376,753,000, respectively.

As of May 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $594,517,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2010, for federal income tax purposes, were $83,080,000 and $39,640,000, respectively, resulting in net unrealized appreciation of $43,440,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned.
Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction.
Wachovia receives no other fees from the Fund for its services as securities-
lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the
Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2010, the Fund received securities-
lending income of $139,000, which is net of the 20% income retained by Wachovia.
As of May 31, 2010, the Fund loaned securities having a fair market value of approximately $10,666,000 and received cash collateral of $11,188,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2010, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                          YEAR ENDED              YEAR ENDED
                                           5/31/2010               5/31/2009
   ----------------------------------------------------------------------------
                                     SHARES     AMOUNT      SHARES     AMOUNT
                                    -------------------------------------------
   FUND SHARES:
   Shares sold                       13,197    $ 229,685    10,412    $ 135,494
   Shares issued from reinvested
     dividends                          190        3,395     2,574       27,451
   Shares redeemed                  (10,524)    (183,009)   (8,855)    (127,390)
                                    -------------------------------------------
   Net increase from capital
     share transactions               2,863    $  50,071     4,131    $  35,555
                                    ===========================================
   INSTITUTIONAL SHARES
     (INITIATED ON AUGUST 1, 2008):
   Shares sold                        3,678    $  65,156     1,949    $  23,401
   Shares issued from reinvested
     dividends                           31          548        93          990
   Shares redeemed                     (827)     (14,286)     (428)      (5,127)
                                    -------------------------------------------
   Net increase from capital
     share transactions               2,882    $  51,418     1,614    $  19,264
                                    ===========================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the
   Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The
   Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper
   Emerging Markets Funds Index over the performance period. The Lipper Emerging
   Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
   -----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                 +/- 0.04%
   +/- 4.01% to 7.00%                 +/- 0.05%
   +/- 7.01% and greater              +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).
   The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended May 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $6,194,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $183,000 and
   $4,000, respectively. For the Fund Shares and Institutional Shares, the
   performance adjustments were 0.03% and 0.01%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with The Boston Company Asset Management, LLC (The
   Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch),
   under which The Boston Company and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays The Boston Company a subadvisory fee in the annual amount of 0.69% of the portion of the Fund's average net assets that
   The Boston Company manages. For the year ended May 31, 2010, the Manager incurred subadvisory fees, paid or payable to The Boston Company, of
   $2,179,000.

   The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages. For the year ended May 31, 2010, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $2,190,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   assets of the Fund Shares and Institutional Shares, respectively. For the year ended May 31, 2010, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of
   $832,000 and $23,000, respectively.

   In addition to the services provided under its Administration and Servicing
   Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the
   Manager. For the year ended May 31, 2010, the Fund reimbursed the Manager
   $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares for its first two fiscal years to 1.13%
   of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the
   Institutional Shares for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2010, the Institutional Shares incurred reimbursable expenses of $53,000 which was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder
   Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis.
   Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares'
   average net assets, plus out-of-pocket expenses. For the year ended May 31,
   2010, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,738,000 and $23,000, respectively. For the year ended May 31, 2010, the Fund Shares

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

   recorded capital contributions from SAS of $3,000 for adjustments related to corrections to shareholder accounts, which was recorded as a receivable at
   May 31, 2010. During the year ended May 31, 2010, SAS reimbursed the Fund
   Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
   Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of May 31, 2010, the Fund recorded a receivable for capital shares sold of $83,000 and a payable for capital shares redeemed of
$1,000 for the Target Funds' purchases and redemptions of Institutional Shares.
As of May 31, 2010, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      0.6%
USAA Target Retirement 2020 Fund                                        1.6
USAA Target Retirement 2030 Fund                                        3.5
USAA Target Retirement 2040 Fund                                        4.3
USAA Target Retirement 2050 Fund                                        2.1

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements. The following subsequent event will affect the Fund's future financial statements.

Effective August 1, 2010, the Fund will offer a new class of shares, Adviser
Shares, which are intended for persons purchasing shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

(10) NEW ACCOUNTING PRONOUNCEMENT

    FAIR VALUE MEASUREMENTS -- In January 2010, the Financial Accounting
    Standards Board issued amended guidance for improving disclosures about fair value measurements that adds new disclosure requirements about significant transfers between Level 1, Level 2, and Level 3, and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after
    December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December
    15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                      -----------------------------------------------------------------
                                          2010          2009           2008          2007          2006
                                      -----------------------------------------------------------------

Net asset value at
  beginning of period                 $  14.41      $  24.47       $  22.67      $  16.82      $  12.59
                                      -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .11           .23            .29           .14           .13
  Net realized and unrealized
    gain (loss)                           2.79         (9.15)          3.99          5.93          4.21
                                      -----------------------------------------------------------------
Total from investment operations          2.90         (8.92)          4.28          6.07          4.34
                                      -----------------------------------------------------------------
Less distributions from:
  Net investment income                   (.11)         (.20)          (.29)         (.22)         (.11)
  Realized capital gains                     -          (.94)         (2.19)            -             -
                                      -----------------------------------------------------------------
Total distributions                       (.11)        (1.14)         (2.48)         (.22)         (.11)
                                      -----------------------------------------------------------------
Net asset value at end of period      $  17.20      $  14.41       $  24.47      $  22.67      $  16.82
                                      =================================================================

Total return (%)*                        20.07(d)     (34.71)         18.78         36.23(a)      34.52
Net assets at end of
  period (000)                        $557,639      $425,934       $622,436      $445,365      $314,876
Ratios to average net assets:**
  Expenses (%)(b),(c)                     1.66(d)       1.79           1.51          1.65(a)       1.61
  Net investment income (%)                .61          1.98           1.22           .88          1.31
Portfolio turnover (%)                      66            76             64           109            48

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2010, average net assets were $554,659,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)     (.00%)(+)      (.00%)(+)     (.01%)        (.02%)
    (+) Represents less than 0.01% of average net assets.
(c) Effective March 1, 2004, through September 30, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% of the Fund Shares' average net assets.
(d) During the year ended May 31, 2010, SAS reimbursed the Fund $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.02%. This decrease is excluded from the expense ratios above.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                                              -----------------------
                                                                 2010            2009***
                                                              -----------------------

Net asset value at beginning of period                        $ 14.41         $ 21.26
                                                              -----------------------
Income (loss) from investment operations:
  Net investment income(a)                                        .21             .31
  Net realized and unrealized gain (loss)(a)                     2.78           (5.98)
                                                              -----------------------
Total from investment operations(a)                              2.99           (5.67)
                                                              -----------------------
Less distributions from:
  Net investment income                                          (.18)           (.24)
  Realized capital gains                                            -            (.94)
                                                              -----------------------
Total distributions                                              (.18)          (1.18)
                                                              -----------------------
Net asset value at end of period                              $ 17.22         $ 14.41
                                                              =======================
Total return (%)*                                               20.74          (24.59)
Net assets at end of period (000)                             $77,410         $23,255
Ratios to average net assets:**
  Expenses (%)(b)                                                1.13            1.13(c)
  Expenses, excluding reimbursements (%)(b)                      1.24            1.28(c)
  Net investment income (%)                                      1.17            3.30(c)
Portfolio turnover (%)                                             66              76

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return.
 ** For the year ended May 31, 2010, average net assets were $46,557,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the year ended May 31, 2010 average shares were 2,647,000.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2009, through May
31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                     EXPENSES PAID
                                   BEGINNING          ENDING         DURING PERIOD*
                                 ACCOUNT VALUE     ACCOUNT VALUE   DECEMBER 1, 2009 -
                                DECEMBER 1, 2009   MAY 31, 2010       MAY 31, 2010
-------------------------------------------------------------------------------------

FUND SHARES
Actual                             $1,000.00        $  959.13            $7.86

Hypothetical
  (5% return before expenses)       1,000.00         1,016.90             8.10

INSTITUTIONAL SHARES
Actual                              1,000.00           961.24             5.53

Hypothetical
  (5% return before expenses)       1,000.00         1,019.30             5.69

* Expenses are equal to the annualized expense ratio of 1.61% for Fund Shares and 1.13% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period).
  The Fund's actual ending account values are based on its actual total returns of (4.09)% for Fund Shares and (3.88)% for Institutional Shares for the six-
  month period of December 1, 2009, through May 31, 2010.

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the
Board, including the Trustees who are not "interested persons" of the Trust (the
Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory
Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and
the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the
Fund Shares class' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the
Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the
Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements
with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

the Fund's performance and related services provided by the Manager and by each
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the
Board's and its committees' consideration of the Advisory Agreement and
Subadvisory Agreements included certain information previously received at such quarterly meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the
Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the
Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratio of the
Fund Shares class as compared to other open-end investment companies deemed to be comparable to the Fund Shares class as determined by the independent third party in its report. The expenses of the Fund Shares class were compared to (i)
a group of investment companies chosen by the independent third party to be comparable to the Fund Shares class based upon certain factors, including fund type, comparability of investment objective and classification, sales load type
(in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund Shares class regardless

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund Shares class' management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was above the median of its expense group and its expense universe. The data indicated that the Fund Shares class' total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also took into account
Management's discussion with respect to the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund Share class' performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund Share class'
average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund Shares class' performance universe consisted of the Fund Shares class and all retail and institutional open-end investment companies with the same classification/objective as the Fund Shares class regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund Shares class' performance was lower than the average of its performance universe and above its Lipper index for the one-period ended December 31, 2009, was above the average of its performance universe and its Lipper index for the three-year period ended
December 31, 2009, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2009. The Board also noted that the Fund Shares class' percentile performance ranking was in the top 50% of its performance universe for the one- and three-year periods ended
December 31, 2009, and was in the bottom 50% of its

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

performance universe for the five-year period ended December 31, 2009. The
Board also took into account Management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the
Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the
Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii)
each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory
Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent
Trustees, voted to approve each Subadvisory Agreement. In approving each
Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The
Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

Trustees noted that the materials provided to them by each Subadviser indicated
that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The
Board also considered each Subadviser's regulatory and compliance history. The
Board noted that the Manager's monitoring processes of each Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length.
The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the
Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory
Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients.
The Board considered that the Fund pays a management fee to the that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund Shares class' performance during the one-, three-, and five-year periods ended December 31, 2009, as compared to the
Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund Shares

================================================================================

                                                       ADVISORY AGREEMENTS |  65

================================================================================

class' performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each
Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii)
each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds.
The Board of Trustees is responsible for the general oversight of the funds'
business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the
Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of May 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road,
San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO
(2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief
Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA
Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09);
President, Financial Advice and Solutions Group (FASG) USAA (9/09-present);
President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA
Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (7/02-present); Associate
Professor of Finance at Jesse H. Jones Graduate School of Management at Rice
University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
     1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds,
     P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the
     Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and
Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present);
Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG
Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA
(10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08);
Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel,
Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the
Officer positions of Vice President and Secretary of IMCO and SAS and Vice
President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA
(11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and
USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA
(2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief
Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

72  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at usaa.com; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
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        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   25558-0710                                (C)2010, USAA. All rights reserved.

 ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics  (Sarbanes  Code)  applicable  solely to its  senior  financial officers,  including its principal  executive  officer  (President),  as defined under  the  Sarbanes-Oxley  Act of  2002  and  implementing  regulations  of the
Securities and Exchange  Commission.  A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No  waivers (explicit  or  implicit)  have been  granted from a provision of the
Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On  November  18,  2008,  the  Board of  Trustees  of USAA  Mutual  Funds  Trust
designated  Dr.  Barbara  B.  Ostdiek,  Ph.D.  as the  Board's  audit  committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice  University  since  2001.  Dr.  Ostdiek also has  served as an  Academic
Director at El Paso  Corporation  Finance  Center since 2002.  Dr. Ostdiek is an independent  trustee who serves as a member of the Audit Committee,  Pricing and
Investment  Committee  and the  Corporate  Governance  Committee of the Board of
Trustees of USAA Mutual Funds Trust.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the  Registrant's  independent  auditor,  Ernst & Young  LLP,  for  professional services rendered for the audit of the Registrant's annual financial  statements and services provided in connection with statutory and regulatory filings by the

 Registrant for the Funds for fiscal years ended May 31,  2010 and 2009 were

 $280,916 and $288,764, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young,  LLP by USAA Shareholder  Account Services (SAS) for professional  services  rendered for audit related services  related to the annual study of internal  controls of the transfer agent for fiscal years ended May 31, 2010 and 2009 were $61,513 and

 $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES.  No such fees were  billed by Ernst & Young LLP for the  review of federal,  state and city income and tax returns and excise tax  calculations for fiscal years ended May 31, 2010 and 2009.

(d) ALL OTHER  FEES.  No such fees were  billed by Ernst & Young LLP for  fiscal years ended May 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE  PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the
Audit Committee. The Audit Committee Charter also permits the Chair of the Audit
Committee  to  pre-approve  any  permissible  non-audit  service  that  must  be commenced  prior to a scheduled  meeting of the Audit  Committee.  All non-audit services were pre-approved by the Audit Committee or its Chair,  consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The  aggregate  non-audit  fees  billed  by Ernst & Young  LLP for  services rendered to the Registrant and the Registrant's  investment  adviser,  IMCO, and the Funds' transfer agent, SAS, for May 31, 2010 and 2009 were $104,896 and
$108,000, respectively.

(h) Ernst & Young LLP provided  non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly  related to the  operations  of the  Registrant's
Funds. The Board of Trustees will consider Ernst & Young LLP's  independence and will  consider  whether the  provision  of these  non-audit  services to IMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded,  processed,  summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual  Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with  Section  406 of the  Sarbanes-Oxley  Act of
2002 (the Act) and  implementing  regulations  of the  Securities  and  Exchange
Commission (SEC). The Code applies to the Trust's Principal  Executive  Officer,
Principal  Financial  Officer and Principal  Accounting  Officer (each a Covered
Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              -   honest and ethical conduct,  including the ethical handling of actual or apparent  conflicts of interest  between the Covered
                  Officers' personal and professional relationships;
              -   full, fair, accurate,  timely and understandable disclosure in reports and  documents  that the Trust files with,  or submits to,  the SEC and in other  public  communications  made by the
                  Trust;
              -   compliance with applicable laws and governmental rules and regulations;
              -   prompt  internal  reporting of  violations  of the Code to the
                  Chief Legal  Officer of the Trust,  the President of the Trust
                  (if the violation  concerns the  Treasurer),  the CEO of USAA, and if deemed  material to the Funds'  financial  condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each  Covered  Officer  should  adhere to a high  standard  of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences,  or reasonably appears to influence,  the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example,  a  conflict  of  interest  could  arise if a  Covered  Officer,  or an immediate family member,  receives  personal  benefits as a result of his or her position with the Funds.

         Certain  conflicts  of  interest  arise  out of  relationships  between
Covered  Officers and the Funds and are already  subject to conflict of interest provisions  in the  Investment  Company  Act of  1940  (the  1940  Act)  and the
Investment  Advisers  Act of 1940  (the  Advisers  Act).  For  example,  Covered
Officers  may not  individually  engage in certain  transactions  with the Funds because of their status as  "affiliated  persons" of the Funds.  The USAA Funds'
and  USAA  Investment   Management  Company's  (IMCO)  compliance  programs  and
procedures are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and  procedures,  and such  conflicts fall outside of the parameters of this Code.

         Although  typically not presenting an opportunity for improper personal benefit,  conflicts  could  arise  from,  or as a  result  of,  the  contractual relationships  between the Funds and IMCO of which the Covered Officers are also officers  or  employees.  As a result,  this Code  recognizes  that the  Covered
Officers  will, in the normal course of their duties  (whether  formally for the
Funds or for IMCO,  or for both),  be  involved  in  establishing  policies  and implementing  decisions that will have different  effects on IMCO and the Funds.
The  participation  of Covered  Officers in such  activities  is inherent in the contractual  relationship  between the Funds and IMCO and is consistent with the performance  by the Covered  Officers of their  duties as officers of the Funds.
Thus,  if performed in  compliance  with the  provisions of the 1940 Act and the
Advisers Act, such activities will be deemed to have been handled ethically.

         B.  GENERAL  RULE.  Covered  Officers  Should Avoid Actual and Apparent
             Conflicts of Interest.

         Conflicts of interest,  other than the  conflicts  described in the two preceding  paragraphs,  are covered by the Code.  The  following  list  provides examples of conflicts of interest  under the Code, but Covered  Officers  should keep in mind that these examples are not exhaustive.  The overarching  principle is that  the  personal  interest  of a  Covered  Officer  should  not be  placed improperly before the interest of the Funds and their shareholders.

         Each Covered  Officer must not engage in conduct  that  constitutes  an actual conflict of interest between the Covered Officer's  personal interest and the interests of the Funds and their shareholders.  Examples of actual conflicts of interest are listed below but are not  exclusive.  Each Covered  Officer must not:

         -    use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby  the  Covered  Officer  would  benefit  personally  to the detriment of the Funds and their shareholders;
         -    cause the Funds to take action,  or fail to take  action,  for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         -    accept gifts, gratuities,  entertainment or any other benefit from any  person  or entity  that does  business  or is  seeking  to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         -    accept gifts, gratuities,  entertainment or any other benefit with a market value over $100 per person,  per year,  from or on behalf of any person or entity that does,  or seeks to do,  business with or on behalf of the Funds.
              -       EXCEPTION.  Business-related  entertainment such as meals, and tickets to sporting or  theatrical  events,  which are
                      infrequent   and  not  lavish  are   excepted   from  this
                      prohibition.  Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value,  incidental to the business, and not so
                      frequent  as  to  raise  any   question   of   impropriety
                      (Customary Business Entertainment).

         Certain  situations  that could present the appearance of a conflict of interest  should  be  discussed  with,  and  approved  by,  or  reported  to, an appropriate person. Examples of these include:

         -    service as a director  on the board or an officer of any public or private company,  other than a USAA company or the Trust,  must be approved  by  the  USAA  Funds'  and  Investment  Code  of  Ethics
              Committee and reported to the Trust.
         -    the receipt of any non-nominal (I.E.,  valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes  of this  Code,  the  individual  holding  the  title  of
              Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         -    the receipt of any business-related  entertainment from any person or entity  with  which  the  Funds  have  current  or  prospective business  dealings  must be approved in advance by the Chief Legal
              Officer unless such entertainment  qualifies as Customary Business
              Entertainment.
         -    any  ownership  interest  in,  or  any  consulting  or  employment relationship  with, any of the Trust's  service  providers,  other than IMCO or any other USAA  company,  must be approved by the CEO of USAA and reported to the Trust's Board.
         -    any material direct or indirect financial interest in commissions, transaction  charges  or spreads  paid by the Funds for  effecting portfolio  transactions  or for selling or redeeming  shares other than an interest  arising from the Covered  Officer's  employment, such as compensation or equity ownership should be approved by the
              CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            -     Each  Covered  Officer  should  familiarize  himself  with the disclosure  requirements  applicable  to the  Funds,  and  the procedures  and policies  implemented  to promote full,  fair, accurate, timely and understandable disclosure by the Trust.
            -     Each Covered  Officer  should not knowingly  misrepresent,  or cause others to misrepresent, facts about the Funds to others, whether  within or outside the Funds,  including to the Funds'
                  Trustees  and  auditors,  and  to  government  regulators  and self-regulatory organizations.
            -     Each Covered Officer should, to the extent  appropriate within his area of  responsibility,  consult with other  officers and employees  of the Funds  and IMCO  with the goal of  promoting full, fair, accurate,  timely and understandable disclosure in the  reports  and  documents  filed  by  the  Trust  with,  or submitted to, the SEC, and in other public communications made by the Funds.
            -     Each Covered Officer is responsible  for promoting  compliance with the  standards  and  restrictions  imposed by  applicable laws, rules and regulations, and promoting compliance with the
                  USAA Funds' and IMCO's operating policies and procedures.
            -     A Covered  Officer  should not  retaliate  against  any person who reports a potential  violation of this Code in good faith.
            -     A Covered  Officer  should notify the Chief  Legal  Officer promptly if he knows of any  violation  of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A.     INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust
                is responsible for applying this Code to specific  situations in which  questions are presented under it and has the authority to interpret the Code in any particular situation.  The Chief Legal
                Officer should consult, if appropriate,  the USAA Funds' outside counsel or counsel for the Independent  Trustees.  However,  any approvals  or  waivers  sought  by a  Covered  Officer  will  be reported  initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     -  Upon  adoption  of the Code,  affirm  in  writing to the
                        Board that he has received, read and understands the
                        Code.
                     -  Annually  thereafter affirm to the Chief Legal Officer
                        that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     -  report to the Board about any matter or situation
                        submitted by a Covered Officer for interpretation under
                        the Code, and the advice given by the Chief Legal
                        Officer;
                     -  report  annually  to the Board and the  Corporate
                        Governance  Committee  describing any issues that arose
                        under the Code,  or informing the Board and Corporate
                        Governance Committee that no reportable issues occurred
                        during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in  investigating  and enforcing this Code:

         -        INITIAL   COMPLAINT.   All   complaints  or  other   inquiries
                  concerning  potential  violations of the Code must be reported to the Chief Legal  Officer.  The Chief Legal Officer shall be responsible  for  documenting  any complaint.  The Chief Legal
                  Officer also will report  immediately  to the President of the
                  Trust (if the complaint  involves the  Treasurer),  the CEO of
                  USAA and the  Chair of the  Trust's  Audit  Committee  (if the
                  complaint  involves  the  President)  any  material  potential violations  that could  have a  material  effect on the Funds'
                  financial  condition or reputation.  For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         -        INVESTIGATIONS.   The  Chief  Legal   Officer  will  take  all
                  appropriate  action to  investigate  any  potential  violation unless the CEO of USAA  directs  another  person to  undertake such investigation. The Chief Legal Officer may utilize USAA's
                  Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's  outside counsel or the counsel to the Independent
                  Trustees (if any) to  participate in any  investigation  under this Code.
         -        STATUS  REPORTS.  The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the
                  Code that could have a material effect on the Funds' financial condition or reputation,  and quarterly  updates regarding all other alleged violations of the Code.
         -        VIOLATIONS OF THE CODE.  If after investigation, the Chief
                  Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his
                  recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation
                  could materially affect the Funds' financial condition or
                  reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate.  Appropriate
                  action could include: (1) review of, and modifications to, the
                  Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other
                  disciplinary actions including reprimands or fines.
                  -        The  Board  of  Trustees   understands  that  Covered
                           Officers  also are subject to USAA's Code of Business
                           Conduct.  If a violation  of this Code also  violates
                           USAA's Code of Business Conduct,  these procedures do
                           not limit or restrict  USAA's  ability to  discipline
                           such  Covered  Officer  under USAA's Code of Business
                           Conduct.  In that event, the Chairman of the Board of
                           Trustees will report to the Board the action taken by
                           USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code  shall be the sole code of  ethics  adopted  by the Funds for purposes of Section 406 of the Act and the implementing  regulations  adopted by the SEC  applicable to registered  investment  companies.  If other policies and procedures of the Trust,  IMCO, or other service  providers govern or purport to govern the behavior or activities of Covered  Officers,  they are  superseded by this Code to the extent that they  overlap,  conflict  with, or are more lenient than the provisions of this Code. The Investment  Code of Ethics  (designated to address  1940 Act and  Advisers  Act  requirements)  and  IMCO's  more  detailed compliance  policies and procedures  (including its Insider  Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not  part of this  Code.  Also,  USAA's  Code of  Conduct  imposes  separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code,  other than  amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material  investigation  documents and reports  required to be prepared  under the Code for six years from the date of the  resolution of any such  complaint.  All reports and records  prepared or maintained  pursuant to this Code will be considered  confidential  and shall be maintained  and protected  accordingly.  Except as otherwise  required by law or this Code,  such matters shall not be disclosed to anyone other than the Trust's
Board of Trustees and counsel for the  Independent  Trustees (if any), the Trust and its counsel,  IMCO, and other personnel of USAA as determined by the Trust's
Chief Legal Officer or the Chair of the Trust's Board of Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved  and adopted by the Boards of  Directors/Trustees  of USAA Mutual Fund,
Inc., USAA Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 15,
2005.

Approved  and  adopted as amended  by the Boards of  Directors/Trustees  of USAA
Mutual Fund,  Inc., USAA  Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA
State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 16,
2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.


                                   APPENDIX A
                                COVERED OFFICERS

PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    August 6, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    August 6, 2010
         ------------------------------

By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    August 6, 2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.